UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2015

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2015, the Board of Directors (the “Board”) of Whirlpool Corporation (the “Corporation”) elected James Peters, 45, to the position of Corporate Controller, effective June 1, 2015. In this position, he will serve as the principal accounting officer of the Corporation.

Mr. Peters joined the Corporation in 2004 as Director, Corporate Accounting and Finance, and has been Vice President and Chief Financial Officer for Whirlpool North America since 2010. In the interim period, he has held various positions of increasing responsibility, including two years as Vice President and Chief Financial Officer for the Europe, Middle East, and Africa region. Prior to joining the Corporation, Mr. Peters was an Internal Audit Manager for Limited Brands and a Consulting Manager for Ernst & Young.

Material terms of the compensation arrangement for Mr. Peters are not expected to change as a result of this appointment.

Mr. Peters succeeds Christopher J. Kuehn, who is assuming the position of Vice President and Chief Financial Officer for Whirlpool North America, effective June 1, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 21, 2015, the Corporation held its 2015 annual meeting of stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation’s proxy statement dated March 6, 2015 (the “Proxy Statement”). The results of the stockholder vote are as follows:

a.	Samuel R. Allen, Gary T. DiCamillo, Diane M. Dietz, Gerri T. Elliott, Jeff M. Fettig, Michael F. Johnston, John D. Liu, Harish Manwani, William D. Perez, Michael A. Todman, and Michael D. White were each elected by the stockholders to a term to expire in 2016 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non- Votes
Samuel R. Allen	61,452,869	603,184	371,706	6,381,613
Gary T. DiCamillo	61,063,034	995,932	368,793	6,381,613
Diane M. Dietz	61,152,489	911,806	363,464	6,381,613
Gerri T. Elliott	61,378,558	683,863	365,338	6,381,613
Jeff M. Fettig	59,770,811	2,144,152	512,796	6,381,613
Michael F. Johnston	61,145,421	912,203	370,135	6,381,613
John D. Liu	61,882,172	178,483	367,104	6,381,613
Harish Manwani	56,261,311	5,798,964	367,484	6,381,613
William D. Perez	61,811,865	248,034	367,860	6,381,613
Michael A. Todman	60,794,010	1,270,010	363,739	6,381,613
Michael D. White	61,445,140	615,309	367,310	6,381,613

b.	The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
59,330,536	2,593,784	503,439	6,381,613

c.	The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2015.

For	Against	Abstain
67,104,472	1,283,720	421,180

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: April 23, 2015	By:	/s/ BRIDGET K. QUINN
	Name:	Bridget K. Quinn
	Title:	Corporate Secretary and Group Counsel